INVESTING
IN THE 21ST CENTURY

NEWMONT
The Gold Company

Member of World Gold Council www.gold.org gold

NEW

EWM

Slide 1 Wayne W. Murdy Chairman & CEO Pierre Lassonde President September 27, 2006 2006 DENVER GOLD SHOW 2006 DENVER GOLD SHOW Exhibit 99.1

Slide 2
Cautionary Statement
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections.  Such forward-looking statements include, without limitation, (i)
estimates of future gold and other metals production and sales; (ii) estimates of future costs and consolidated costs applicable to sales; (iii) estimates of future capital expenditures and expenses; (iv) estimates regarding timing of future development, construction, production and expansion activities; (v) statements regarding future exploration results; (vi) estimates of reserves and statements regarding replacement of reserves; and (vii) estimates of pre-tax gains.  Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by such forward-looking statements.  Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks in the countries in which we operate, and governmental regulation and judicial outcomes.  For a more detailed discussion of such risks and other factors, see the Company’s 2005 Annual Report on Form 10-K, which is on file with the Securities and
Exchange Commission, as well as the Company’s other SEC filings.  The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

Slide 3
Overview
•
Gold in a Long-Term Bull Market
•
Generating Strong Bottom Line Leverage to Gold
•
New Mines to Grow Production Beyond 2007
•
Expect to Grow Reserves for 5   Straight Year
•
Anticipate Approximately $160 Million in Net Q3
Pre-Tax Gains
th

NEWMONT
The Gold Company

Production Cost per Ounce

Slide 4
Competitive Cost Profile
Newmont vs. Industry Weighted Average Cash Costs
$-
$50
$100
$150
$200
$250
$300
$350
2002 2005 H1 2006
Industry NEM
1) Source: GFMS
2) For 2005 and H1 2006, Newmont weighted average cash costs estimated as 1.05 x Cost Applicable to Sales per ounce

NEWMONT
The Gold Company

($ millions)
+ 115%
+ 80%
+ 60%

Slide 5
H1 2005
$173
H1 2005
$322
H1 2005
$182
H1 2006
$291
H1 2006
$584
H1 2006
$374
$0
$200
$400
$600
Income from Continuing
Operations ($M)
Net Cash from Continuing
Operations ($M)
Operating Margin ($/oz)
~ 40% Increase in Average
Realized Gold Price
From H1 2005 to H1 2006
First-Half 2006 Highlights
*
* Before deductions for DD&A

NEWMONT
The Gold Company

GOLD
BASE METALS
MAJOR PROJECTS
NEVADA
KORI KOLLO
YANACOCHA
BATU HIJAU
BODDINGTON
TANAMI
KALGOORLIE
MARTHA
PAJINGO
AHAFO
AKYEM

Slide 6 JUNDEE Newmont’s Strong Asset Portfolio Over 32 Million Acres of Land in the World’s Best Gold Districts Nevada Yanacocha Indonesia Ghana Australia/ New Zealand Investment Portfolio

Slide 7
Phoenix
• 300K – 350K oz/yr producer
• 21 year mine life
• 9 mm oz of gold reserves
• Copper leach & exploration upside
Leeville
• Ramping-up to 3,200 tpd by end of 2007
• 400K – 450K oz/yr of steady state production
• Platform for further exploration & expansion
Nevada
33 mm oz of Reserves; ~ 2.3 mm oz of Production in 2006
Nevada
40%
Overview
• 15 mines; 11 processing facilities
• Cost reduction initiatives through “One Nevada”
management system & power plant 1.9 mm acre
land package
Newmont Global 2006E Production
Leeville Mine Isometric View
(Looking Northeast)

NEWMONT
The Gold Company

1500mRL
Haulage Shaft
1500m
Process Plant
Paste Fill Plant
Admin/Stores
1000mRL
Mined
Ventilation Rise
Paste Fill Line
Wilson Shoot
Avalon
500mRL
Jenna
Federation Shoot
Lower Blake
0mRL
500m

Slide 8
Australia & New Zealand
14.9 mm oz of Reserves; ~ 1.4 mm oz of Production in 2006
Overview
• Operations in Western Australia, Northern Territory, Queensland and the
North Island of New Zealand
Boddington Project
• Initial production in late 2008 or early 2009
• 600,000 – 675,000 equity oz of steady-state annual
production
• Potential to substantially increases equity reserves of
7.7mm oz of gold and 720mm lbs of copper
Exploration Upside
• Targeting reserve and NRM additions at
Callie underground operations
• Generating positive results at Boddington,
Martha, Kalgoorlie and Jundee
Callie

NEWMONT
The Gold Company

Percent of Copper Sales Hedged
From 100% to
~ 20%

Slide 9
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007
Overview
•
2007 opportunities include strong cash flow and earnings
contributions as copper hedges roll off in Q1 2007
Indonesia
6.7 mm oz of Au Reserves; ~ 200k oz of Au Production in 2006
Overview
•
Near-term challenges from harder
ores affecting mill throughput
Hedge Profile
$1.35 $1.35 $1.40
Unite Hedge
Price ($/lb)

Slide 10
Yanacocha
16.8 mm oz of Reserves; ~ 1.4 mm oz of Production in 2006
Overview
•
Yanacocha expected to average 850,000 – 900,000 equity ozs from
2007-2010 resulting in higher production costs
•
Gold mill in 2008
•
New Government supportive of fair and sustainable business practices
•
Significant sulfide mineralization at depth
Conga Project
•
Current reserves of 6.1 mm oz of gold;
1.6B lbs copper
•
Expected average annual gold sales
of 250,000 equity oz of gold; 80 mm
equity lbs copper

NEWMONT
The Gold Company

GHANA
Sunyani
Ahafo
Kumasi
Akyem
Accra
Winneba
Hotopo
Mining Lease
Prospecting License
Reconnaissance License

Slide 11
Ghana
18.7 mm oz of Reserves; ~ 170 k oz of Production in 2006
Ahafo Project
•
On schedule start-up and first
gold pour in July 2006
•
500,000 – 550,000 oz at
annual steady state production
•
Power rationing affecting 2006
and 2007 production
Akyem Project
•
Deferring development to complete permitting, review capital and address power shortages
Overview
•
Newmont’s 5   Core Operating District th

NEWMONT
The Gold Company

7% Annual Growth
Gold Reserves (millions of ounces)

Slide 12
Confident We Will Grow
Reserves for the 5   Straight Year
80
85
90
95
2002 2003 2004 2005
North
America
24%
South
America
27%
Australia
14%
Indonesia
2%
West Africa
10%
Opportunity
Fund &
Support
21%
Turkey
2%
2006 Exploration Expense - $160 mm - $165 mm
Nevada
36%
Yanacocha
18%
Batu Hijau
7%
Ghana
20%
Other
3%
Australia/
New Zealand
16%
Reserves by Region (YE 2005)
th

NEWMONT
The Gold Company

Gold Reserve Ounces (Millions)

YAMFO NORTHEAST
YAMFO CENTRAL
LINE 10
SUBENSO SOUTH
TEEKYERE WEST
YAMFO SOUTH
AWONSU
APENSU
SUBIKA
NORTH

AHAFO – tenement plan.

Slide 13
Ghana Growth
19.9
16.0
11.9
4.9
3.3
0
5
10
15
20
25
2001 2002 2003 2004 2005
Ahafo Akyem
Rapid Reserve Growth &
Expansion Opportunities
•
Over 16 mm ozs added to reserves
since acquisition
•
Potential to add 250,000 – 350,000
ozs of annual production at Ahafo
Ahafo Exploration
•
Significant exploration upside remains
•
13 exploration targets in North Area
•
Working to advance Subika underground,
Susuan and Awonsu targets

Slide 14
2006
•
Estimated Royalty and Other Income of $90 - $105 million
•
+$300 Million in 2 Half Gains from Sale of Non-Core Assets
Long-Term Wealth Creation
1) Alberta Heavy Oil Investment: $20 million Investment $280 million Sale
Proceeds
2) Canadian Oil Sands Trust: $200 million Investment >$800 million
3) Other Assets:
• Iron Ore and Coal
• Arctic Gas
• Gold Refineries
4) $153 Million Investment in Shore Gold Inc.’s FALC – Diamond Project
Investment Portfolio
nd

NEWMONT
The Gold Company

% of GDP

Reserves (US$ Billions)
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004

Slide 15
We are in a Long-Term
Gold Bull Market
$-
$100
$200
$300
$400
$500
$600
$700
$800
1969 1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002 2005
-8%
-7%
-6%
-5%
-4%
-3%
-2%
-1%
0%
1%
2%
Current Account Deficit/Surplus
Gold Price
Source: Bloomberg
Excessive US Dollar
Reserves in Asia
Current Account Deficit
Approaching a Trillion Dollars
-
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Rest Of World Japan China Taiwan
Central Bank FX Reserves
(Excluding Central Bank Gold Agreement
Countries and the U.S.)
Source: GFMS Gold Survey 2006

NEWMONT

The Gold Company

Member of World Gold Council www.gold.org

gold

Slide 16
Conclusion
•
Gold in a Long-Term Bull Market
•
Generating Strong Bottom Line Leverage to Gold
•
New Mines to Grow Production Beyond 2007
•
Expect to Grow Reserves for 5   Straight Year
•
Anticipate Approximately $160 Million in Net Q3
Pre-Tax Gains
th